SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                    SECURITIES ACT OF 1934 (AMENDMENT NO. 1)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [  ] Confidential, for use of
                                                  Commission only (as permitted
                                                  Rule 14a-6 (e) (2))
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               VANGUARD STAR FUND
--------------------------------------------------------------------------------
         (Name of Registrant as Specified in its Declaration of Trust)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [ X ] No fee required.

        [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
              0-11.

        (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
        (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
        (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
        (5)  Total fee paid:
--------------------------------------------------------------------------------
        [  ] Fee paid previously with preliminary materials.

        [  ] Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1)  Amount of previously paid:
--------------------------------------------------------------------------------
        (2)  Form, schedule or registration statement no.:
--------------------------------------------------------------------------------
        (3)  Filing party:
--------------------------------------------------------------------------------
        (4)  Date filed:
--------------------------------------------------------------------------------

IMPORTANT PROXY NEWS FOR SHAREHOLDERS

VANGUARD(R) STAR(TM) FUND




PROXY INFORMATION

YOUR VANGUARD FUND WILL HOST A SPECIAL MEETING OF SHAREHOLDERS ON MAY 22, 2001, AT VANGUARD'S HEADQUARTERS IN MALVERN, PENNSYLVANIA. THE PURPOSE IS FOR SHAREHOLDERS TO VOTE ON A PROPOSAL TO CHANGE YOUR FUND'S CURRENT POLICY CONCERNING INVESTMENTS IN UNDERLYING VANGUARD FUNDS.
     THE FIRST TWO PAGES OF THIS BOOKLET HIGHLIGHT KEY POINTS ABOUT OUR PROPOSAL AND EXPLAIN THE PROXY PROCESS--INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSAL.


PLEASE VOTE IMMEDIATELY!


You can vote by mail,  by telephone,  or over the Internet . . .
details can be found in the enclosed proxy insert.


[THE VANGUARD GROUP LOGO]

                                  THE PROPOSAL


We want to give Vanguard STAR Fund the flexibility to invest in additional Vanguard funds without obtaining future shareholder approval.

PURPOSE
The reason for the change is to enhance STAR Fund's flexibility in pursuing its existing investment objective and "fund-of-funds" strategy. Under its current policies, your Fund may invest in certain Vanguard funds only, and must obtain shareholder approval before investing in any other funds. Obtaining shareholder approval to invest in additional underlying funds is both costly and time-consuming for your Fund. We believe that it is in shareholders' best interest to build greater flexibility into your Fund's investment program by allowing the board of trustees to add new underlying funds as they see fit.

KEY  POINTS
The new policy will not alter STAR Fund's balanced investment approach. Your Fund will continue to place 60%-70% of its assets in stock funds, 20%-30% of its assets in bond funds, and 10%-20% of its assets in funds oriented towards short-term cash investments.


     If shareholders approve the new policy, the trustees plan to add two international funds to the stock segment of STAR Fund's investment program. Although your Fund is intended to function as an "all-in-one" investment vehicle, to date it has had no direct international exposure. It is expected that the new funds--Vanguard International Value Fund and Vanguard International Growth Fund--eventually would make up about 12% of STAR Fund's holdings. No other additions to STAR Fund are planned at this time.

Q&A

Q.  I'M A RELATIVELY SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?


A. Your vote makes a difference. If numerous shareholders fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again--a costly proposition for your Fund and all of its shareholders!


Q.  WHO GETS TO VOTE?


A. Any person who owned shares of your Fund on the "record date," February 27, 2001, gets to vote--even if the investor later sold the shares.


Q.  HOW CAN I VOTE?


A. You can vote in one of four ways:


     o Through the Internet by going to WWW.VANGUARD.COM if you invest directly with Vanguard or by going to WWW.PROXYVOTE.COM if you invest with Vanguard through a financial intermediary.

     o By telephone, with a toll-free call to the number listed on your proxy card.

     o    By mail, with the enclosed ballot.

     o    In person at the meeting.

We encourage you to vote by Internet or telephone, using the voting control number that appears on your proxy card. These voting methods will save your fund a substantial amount of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q.  IS IT HARD TO VOTE OVER THE INTERNET?


A.  Not  at  all!   If  you  have  not  yet   visited   Vanguard's   website--at
www.vanguard.com--this is a great opportunity to check it out. Scan our website and, when you're ready, click on "Proxy Voting."

Q.  I PLAN TO VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

Q.   WHOM SHOULD I CALL WITH QUESTIONS?


A. Please call Vanguard's Investor Information Department at 1-800-662-7447 with any additional questions about your Fund's proposal or the upcoming shareholder meeting. Clients of Vanguard's Institutional Investor Group or our Voyager or Flagship Services may call their Vanguard representatives with any questions.

1
                               VANGUARD STAR(TM) FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Your Fund will host a Special Meeting of Shareholders on TUESDAY, MAY 22, 2001, AT 9:30 A.M. EASTERN TIME. The meeting will be held at Vanguard's Malvern,
Pennsylvania, headquarters, at 100 Vanguard Boulevard, in Room 118A of the Morgan Building. At the meeting, we'll ask shareholders to vote on:

     1. A proposal to change your Fund's current policy concerning investments in underlying Vanguard funds; and

     2.   Any other business properly brought before the meeting.

                                               By Order of the Board of Trustees
                                                 Raymond J. Klapinsky, Secretary



March 5, 2001

================================================================================
                             YOUR VOTE IS IMPORTANT!
YOU CAN VOTE EASILY AND QUICKLY OVER THE INTERNET, BY TOLL-FREE TELEPHONE CALL, OR BY MAIL. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD. PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!
================================================================================

                               VANGUARD STAR FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2001

                                 PROXY STATEMENT




================================================================================
                                  INTRODUCTION

This proxy statement is being provided to you on behalf of the board of trustees of Vanguard STAR Fund. Please be sure to read the entire proxy statement before casting your vote on the proposal described below. Questions? Call us at 1-800-662-7447 (individual investors) or 1-800-523-1036 (participants in company-sponsored retirement plans administered by Vanguard. This proxy statement was first mailed to shareholders the week of March 5, 2001.
================================================================================



ANNUAL/SEMIANNUAL REPORTS. Your Fund's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600.


OUR PROPOSAL

We want to give STAR Fund the flexibility to invest in additional Vanguard funds without obtaining future shareholder approval. As a "fund-of-funds," your Fund invests its assets exclusively in other Vanguard Funds. Your Fund's current investment policies permit it to allocate its assets among different categories of underlying funds as follows:


          o 60% to70% in certain Vanguard stock funds--Windsor(TM) Fund, Windsor(TM) II Fund, PRIMECAP Fund, Morgan(TM) Growth Fund, Explorer(TM) Fund, U.S. Growth Fund, and the 500 Index Fund.

          o 20% to 30% in certain Vanguard bond funds--Long-Term Corporate Fund and GNMA Fund.

          o 10% to 20% in Vanguard funds oriented toward short-term cash investments, the Prime Money Market Fund and Short-Term Corporate Fund.


Under its current policies, your Fund is required to obtain shareholder approval before adding funds to its investment program. (Longer-term shareholders may recall the Fund's 1998 proxy to add Short-Term Corporate Fund.) If shareholders approve this proposal, your Fund's board of trustees will be authorized to add new underlying funds to STAR Fund as they see fit, without additional shareholder votes.


OUR PURPOSE


     The reason for the change is to enhance STAR Fund's flexibility in pursuing its existing investment objective and fund-of-funds strategy. Obtaining shareholder approval to invest in additional underlying funds is both costly and time-consuming

3

for your Fund. We believe that it is in shareholders' best interest to build greater flexibility into your Fund's investment program by allowing the board of trustees to add new underlying funds as they see fit.


     The new policy will not alter STAR Fund's balanced investment approach. Your Fund will continue to place 60%-70% of its assets in stock funds, 20%-30% of its assets in bond funds, and 10%-20% of its assets in funds oriented towards short-term cash investments.

If shareholders approve the new policy, trustees plan to add two international funds to the stock segment of STAR Fund's investment program. Although your Fund is intended to function as an "all-in-one" investment vehicle, to date it has had no direct international exposure. It is expected that the new funds--Vanguard International Value Fund and Vanguard International Growth Fund--eventually would make up about 12% of STAR Fund's holdings. The Fund will allocate assets to the new underlying funds through its regular cash flows--that is, as shareholders invest new money in the Fund--not through sales of its existing holdings. Consequently, the addition of the new funds should not cause shareholders of STAR Fund to incur capital gains.

No other additions to STAR Fund's underlying investments are planned at this time.



RISKS


Shareholders of STAR Fund are subject to the risks of the underlying Vanguard funds in which the Fund invests. The Fund's planned addition of International Growth Fund and International Value Fund would, for the first time, give shareholders limited exposure to the risks associated with international investments. These risks include country risk--the chance that a country's securities markets will be hurt by political upheavals, financial troubles, or natural disaster--and currency risk--the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates. Keep in mind, however, that only 12% of the Fund's assets are expected to be eventually invested in international funds.

     As previously noted, the new policy would not alter STAR Fund's balanced investment approach. The new policy has the potential to increase the Fund's risks, depending on the particular risks of any underlying funds that the board of trustees adds in the future with shareholder approval. Overall, however, the new policy is expected to reduce the Fund's risk by further diversifying its holdings within the established asset categories.


CONCLUSION

The trustees believe that the proposed change to your Fund's policy on investments in underlying Vanguard funds is in the best interest of shareholders and the Fund.

YOUR FUND'S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL

FUND INFORMATION


As of January 31, 2001, your Fund's trustees and officers owned less than 1% of its outstanding shares. The following information also applied to your Fund as of that date:

--------------------------------------------------------------------------------
FUND                       NET ASSETS        OUTSTANDING SHARES        5% OWNERS
                             (000)                 (000)
--------------------------------------------------------------------------------
STAR Fund                  $8,347,908           457,847,916              None
--------------------------------------------------------------------------------


GENERAL INFORMATION

This section of the proxy statement provides information on a number of topics relating to proxy voting and shareholder meetings.


PROXY SOLICITATION METHODS. Your Fund will solicit shareholder proxies in a variety of ways. All shareholders who are entitled to vote will receive these proxy materials by mail (or electronically, assuming that applicable requirements are met). In addition, Vanguard employees and officers may solicit shareholder proxies in person, by telephone, or over the Internet.


PROXY SOLICITATION COSTS. Your Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing, and tabulation of proxies. By voting immediately, you can help your Fund avoid the considerable expense of a second solicitation.


QUORUM. In order for the shareholder meeting to go forward, your Fund must achieve a quorum. This means that a majority of your Fund's shares must be represented at the meeting--either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted ("For," "Against," "Abstain"). Your Fund will count broker non-votes and abstentions toward a quorum, but not toward the approval of any proposals. Accordingly, a proposal will pass only if a sufficient number of votes are cast "FOR" the proposal. (Broker non-votes are shares for which (i) the underlying owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

REQUIRED  VOTE.  Passage of the proposal will require  approval by the lesser of
(i) a majority of the Fund's outstanding shares on February 27, 2001; or (ii) 67% or more of the Fund's shares that are voted, so long as more than 50% of the shares actually have been voted.

REVOKING YOUR PROXY. Your latest vote is the one that counts. Therefore, you can revoke a prior proxy simply by voting again--at our website, by using your original proxy card, or by toll-free telephone call. You can also revoke a prior proxy by writing to your Fund's secretary, Raymond J. Klapinsky, at The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355, or by voting in person at the meeting. You may revoke your proxy at any time up until voting results are announced at the shareholder meeting.

5



SHAREHOLDER PROPOSALS. Any shareholder proposals to be included in the proxy statement for your Fund's next annual or special meeting must be received by the Fund within a reasonable period of time prior to that meeting. Your Fund has no current plans to hold an annual or special meeting in 2002.

NOMINEE ACCOUNTS. Upon request, the Fund will reimburse nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the Fund's shares. Please submit invoices for our review to: Vanguard Legal Department, P.O. Box 2600, Valley Forge, PA 19482-2600.



LITIGATION. Your Fund is not involved in any litigation.

OTHER MATTERS. At this point, we know of no other business to be brought before the shareholder meeting. However, if any other matters do come up, we will use our best judgment to vote on your behalf. If you object to our voting other matters on your behalf, please tell us so in writing before the meeting.


YOUR FUND AND THE VANGUARD GROUP, INC. Your Fund is a member of The Vanguard Group, Inc., the only mutual mutual fund company. Vanguard is owned jointly by the funds it oversees (and, therefore, indirectly by the shareholders of those funds). Vanguard provides the funds--more than 100 distinct investment portfolios--with their corporate management, administrative, and distribution services on an at-cost basis. The Fund does not employ an investment adviser or underwriter.





Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


















(c) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

PROX2 022001

VOTE BY TOUCH-TONE PHONE OR THE INTERNET           [THE VANGUARD GROUP(R) LOGO]
----------------------------------------

CALL TOLL-FREE: 1-800-221-0689
OR VISIT OUR WEBSITE WWW.VANGUARD.COM

(SEE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS      Please detach at perforation
TO VOTE BY INTERNET OR TELEPHONE)                  before mailing
--------------------------------------------------------------------------------


                                     PROXY SOLICITATION BY THE BOARD OF TRUSTEES

By my signature below, I appoint John J. Brennan, J. Lawrence Wilson and Raymond
J. Klapinsky as my attorneys to vote all Fund shares that I am entitled to vote at the Special Meeting of Shareholders to be held in the Morgan Building, Room 118A, Vanguard Financial Center, 100 Vanguard Boulevard, Malvern, PA on May 22, 2001 at 9:30 A.M., E.T. and at any adjournments of the meeting. Any one or more Messers. Brennan, Wilson and Klapinsky may vote my shares, and they may appoint substitutes to vote my shares on their behalf. I instruct Messrs. Brennan, Wilson and Klapinsky to vote this proxy as specified on the reverse side, and I revoke previous proxies that I have executed. I acknowledge receipt of the Fund's Notice of Special Meeting of Shareholders and proxy statement.


                                     Date________________________2001


                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                         IN ENCLOSED ENVELOPE IF YOU ARE NOT
                                             VOTING BY PHONE OR INTERNET

                                     -------------------------------------------
                                     Signature(s) (and Title(s), if applicable)

                                     NOTE: Please sign exactly as your name
                                     appears on this proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the persons title.



                           CONTINUED ON REVERSE SIDE

Please refer to the Proxy Statement discussion on the proposal. THE PROXY WILL BE VOTED FOR THE PROPOSAL IF YOU DO NOT SPECIFY OTHERWISE. Your appointed attorneys will vote any other matters that arise at the meeting in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL:

                  Please detach at perforation before mailing.
--------------------------------------------------------------------------------
             PLEASE VOTE BY CHECKING THE APPROPRIATE BOX BELOW.

                                                                                        FOR             AGAINST         ABSTAIN
VANGUARD STAR FUND
1. The proposal to change Vanguard STAR Fund's policy concerning  investments in
   underlying Vanguard funds.                                                           [  ]             [   ]           [   ]


                          PLEASE SIGN ON REVERSE SIDE

Registered
----------

Your Proxy Vote Is Important!

Two Low-Cost Ways to Vote Your Proxy

VOTE--IT'S FAST AND CONVENIENT.

The accompanying Proxy Statement outlines an important proposal affecting your Vanguard fund. Help us save on costs--savings we pass along to you in the form of lower fund expenses--by voting online or by telephone. Each method is available 24 hours a day, and each ensures that your vote is confirmed and posted immediately.

You only need to return the Voting Instruction Form if you choose to submit your voting instructions by paper ballot.

TO VOTE ONLINE:
1. Read the Proxy Statement.
2. Go to either WWW.VANGUARD.COM and click on "PROXY VOTING"
3. Enter the CONTROL NUMBER found on your Proxy Card.
4. Follow the simple instructions.

TO VOTE BY TELEPHONE:
1. Read the Proxy Statement.
2. Call toll-free 1-888-221-0689.
3. Enter the CONTROL NUMBER found on your Proxy Card.
4. Follow the simple instructions.



(c) 2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

[THE VANGUARD GROUP LOGO]

Beneficial
----------

Your Proxy Vote Is Important!

Two Low-Cost Ways to Vote Your Proxy

VOTE--IT'S FAST AND CONVENIENT.

The accompanying Proxy Statement outlines an important proposal affecting your Vanguard fund. Help us save on costs--savings we pass along to you in the form of lower fund expenses--by voting online or by telephone. Each method is available 24 hours a day, and each ensures that your vote is confirmed and posted immediately.

You only need to return the Voting Instruction Form if you choose to submit your voting instructions by paper ballot.

TO VOTE ONLINE:
1. Read the Proxy Statement.
2. Go to WWW.PROXYWEB.COM.
3. Enter the CONTROL NUMBER found on your Voting Instruction Form.
4. Follow the simple instructions.

TO VOTE BY TELEPHONE:
1. Read the Proxy Statement.
2. Call 1-800-454-8683.
3. Enter the CONTROL NUMBER found on your Voting Instruction Form.
4. Follow the simple instructions.


(c) 2001 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

[THE VANGUARD GROUP LOGO]